Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY  THESE  PRESENTS:  That  the  undersigned,  a  director  or officer, or both, of Acxiom Corporation ("Acxiom"), acting pursuant to authorization of the Board of Directors of Acxiom, hereby appoints Catherine L. Hughes and Robert S. Bloom, or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Acxiom, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the issuance and sale of shares of common stock, $.10 par value, of Acxiom to be issued or delivered in accordance with the 2000 Associate Stock Option Plan of Acxiom Corporation, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

     IN WITNESS WHEREOF, I have hereunto set my hand as of this 26th day of June, 2000.

                                      Signed:  /s/ Robert S. Bloom
                                      ------------------------------------------
                                      Name:    ROBERT S. BLOOM

                                      Signed:  /s/ Dr. Ann H. Die
                                      ------------------------------------------
                                      Name:    DR. ANN H. DIE

                                      Signed:  /s/ William T. Dillard II
                                      ------------------------------------------
                                      Name:    WILLIAM T. DILLARD II

                                      Signed:  /s/ Harry C. Gambill
                                      ------------------------------------------
                                      Name:    HARRY C. GAMBILL

                                      Signed:  /s/ Rodger S. Kline
                                      ------------------------------------------
                                      Name:    RODGER S. KLINE

                                      Signed:  /s/ Thomas F. (Mack) McLarty, III
                                      ------------------------------------------
                                      Name:    THOMAS F. (MACK) McLARTY, III

                                      Signed:  /s/ Charles D. Morgan
                                      ------------------------------------------
                                      Name:    CHARLES D. MORGAN

                                      Signed:  /s/ Stephen M. Patterson
                                      ------------------------------------------
                                      Name:    STEPHEN M. PATTERSON

                                      Signed:  /s/James T. Womble
                                      ------------------------------------------
                                      Name:    JAMES T. WOMBLE